POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints James E. Bishop his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all registration statements including amendments, if any, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the registration statement on Form 10-SB, including amendments thereto, has been signed by the following persons in the capacities and on the dates stated.

Signature                        Title                             Date
---------                        -----                             ----

/s/  Louis S. Beck               Chairman, Director       April 24, 1997
---------------------------
Louis S. Beck

/s/  Harry G. Yeaggy             Director                 April 24, 1997
---------------------------
Harry G. Yeaggy

/s/  Vincent A. Hatala, Jr.      Director                 April 24, 1997
---------------------------
Vincent A. Hatala, Jr.

/s/  Anthony Pacchia             Director                 April 24, 1997
---------------------------
Anthony Pacchia

/s/  Arthur Lubell               Director                 April 24, 1997
---------------------------
Arthur Lubell

/s/  Richard P. Lerner           Director                 April 24, 1997
---------------------------
Richard P. Lerner

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/s/  C. Scott Bartlett, Jr.      Director                 April 24, 1997
---------------------------
C. Scott Bartlett, Jr.

/s/  Michael M. Nanosky          Director                 April 24, 1997
---------------------------
Michael M. Nanosky

/s/  Paul Tipps                  Director                 April 24, 1997
---------------------------
Paul Tipps

/s/  Peter G. Aylward            Director                 April 24, 1997
---------------------------
Peter G. Aylward

/s/  Lucille Hart-Brown          Director                 April 24, 1997
---------------------------
Lucille Hart-Brown